                                                              Exhibit 10.1

                       CHANGE IN CONTROL RETENTION BONUS,
                     NONCOMPETITION AND SEVERANCE AGREEMENT


     THIS AGREEMENT is made as of December 18, 1998, by and between Hilite Industries, Inc., a Delaware corporation (the "Company"), Hilite Industries Automotive, LP, a Texas limited partnership (the "Partnership"), and Samuel M. Berry ("Executive").

      WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with publicly held corporations, the possibility of a change in control may exist and that such possibility and the uncertainty and questions it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

      WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key management personnel, including Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company;

      WHEREAS, the Company is relying on Executive continuing with the Company and/or the Partnership prior to any Change In Control (as hereinafter defined) and willingness to stay with the Company under certain conditions for a period of time after any Change In Control; and

      WHEREAS, the Board desires to pursue alternative strategies to improve shareholder value and the Company is relying on Executive to assist in the presentation of the Company to potential buyers in addition to his current responsibilities.

      NOW THEREFORE, the parties hereto agree as follows:

      SECTION 1. TERM OF AGREEMENT. This Agreement shall be effective as of the date hereof and shall continue in effect through December 31, 2000; provided that on January 1, 2000 and each January 1st thereafter, the term of this Agreement shall automatically be extended for an additional year unless the Company or Executive shall have given at least ninety (90) days' prior notice not to extend this Agreement or a Change In Control shall have occurred prior to such January 1; provided further that if a Change In
Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the date on which such Change In Control occurred. The termination of this Agreement, however, shall not affect any rights Executive may have to payments that have accrued prior thereto.

       SECTION 2. CHANGE IN CONTROL. For purposes of this Agreement, a
"Change in Control" shall occur when (and only when): (i) there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the "1934 Act"); (ii) when any "person" (as such term is defined in Sections

3(a)(9) and 13(d)(3) of the 1934 Act), other than the Company, any of its subsidiaries or an employee stock ownership trust of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the securities having the right to vote on the election of directors ("voting securities") of the Company then outstanding; (iii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses
(i), (ii), (iv), (v), (vi) or (vii) of this Section 2) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board; (iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if the shareholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the shareholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.

      SECTION 3. CHANGE IN CONTROL BONUS. Subject to the provisions below, upon the occurrence of a Change In Control under this Agreement, the Company shall pay Executive in cash a bonus equal to 200% of Executive's annual compensation from the Company and any entity in which the Company directly or indirectly owns a majority of the voting interest for the calendar year immediately preceding the year in which the Change In Control occurs, as reflected on Executive's Form W-2 or 1099 for such period (excluding deductions for 401(k) and medical plan contributions) ("Base Amount"). Notwithstanding the foregoing, in no event may a bonus be paid hereunder unless in connection with a Change in Control, the price of the Company's Common Stock at the time of or in connection with the transaction giving rise to a Change in Control is equal to the lesser of (a) 15% above the closing bid price on Nasdaq (or other exchange as appropriate) of the Company's Common Stock on November 16, 1998 or (b) 15% above the "average market price" of the Company's Common Stock on the date of the approval by the Board of the Change in Control. For purposes hereof, the average market price shall mean the average of the closing bid prices of the Company's Common Stock on Nasdaq (or other exchange as appropriate) for the 30 trading days immediately prior to the date which is 60 days immediately prior to the date of approval by the Board of the Change in Control.

      SECTION 4. EMPLOYMENT WITH PARTNERSHIP.

      (a) The Employment Agreement by and between the Partnership and Executive effective as of January 30,1998 (the "Employment Agreement") is hereby amended to provide that from and after a Change In Control under this Agreement, Executive's employment with the Partnership shall be at will. Except as otherwise provided in this Agreement, upon termination of such employment at will, Executive shall have no further obligation to the Partnership except as provided in Section 1.7 of the Employment Agreement (other than the second paragraph of 1.7(c) which shall not continue) and the Partnership shall have no further obligation to Executive except to pay Executive (or his estate) any unpaid amount which relates to any period before such termination of employment.

       (b) Executive covenants that upon a Change In Control under this Agreement for a period of one year after the expiration of Executive's covenant not to compete pursuant to the Employment Agreement, Executive will not engage in or participate in any business whose product lines are in direct competition to the product lines of the Partnership. In consideration therefore, upon the occurrence of a Change In Control, the Company and/or the Partnership shall pay Executive in cash an amount equal to 100% of the Base Amount.

       (c) The Company and/or the Partnership shall continue to provide
(or cause to be provide) for a period of three years (including any applicable COBRA period) after the termination of Executive's employment following a Change In Control under this Agreement, the welfare benefits provided by the Company and/or the Partnership to Executive immediately prior to such termination, but in no event less than any welfare benefit provided immediately prior to the Change In Control, including but not limited to health and dental plans, life insurance or other death benefit programs. These welfare benefits shall be paid solely by the Company and/or the Partnership and shall either be provided to Executive on a non-taxable basis or Executive shall be entitled to an additional payment to offset any income tax obligations incurred with respect to such benefits.

      SECTION 5. REDUCTION IN PAYMENT. In the event that any payment hereunder would, in the opinion of the Company's independent accounting firm, if not reduced, cause an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended on Executive, the amount of such payment shall be reduced by the minimum amount, if any, that in the opinion of such accounting firm, is necessary to avoid such excise tax. The determination of the accounting firm shall be conclusive and binding on the parties.

      SECTION 6. MITIGATION. Executive shall not be required to mitigate the amount of an payment provided for hereunder by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for hereunder be reduced by any compensation earned by Executive as the result of employment by another employer or by retirement benefits.

      SECTION 7. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing deemed to have been given on the date delivered personally or on the date sent by certified or registered mail, overnight delivery or by facsimile transmission. Notice to the Company or the Partnership shall be given at the Company's then existing corporate headquarters and shall be directed to the Secretary (or such other location or person as the Company subsequently shall designate in writing to Executive). Notice to Executive shall be given at the address set forth on the signature page hereof (or such other address as Executive subsequently shall designate in writing to the Company).

     SECTION 8. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waive or relinquishment of such right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     SECTION 9. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In the event that any part of a covenant contained herein is determined by a court of law to be invalid, a judicially enforceable provision shall be substituted in its place,. Any covenant so modified shall be binding upon the parties and shall have the same force and effect as if originally set forth in this Agreement.

     SECTION 10. MODIFICATION. This Agreement may be amended only in writing, signed by each of the parties hereto.

     SECTION 11. HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered a construction of the provisions thereof.

     SECTION 12. SUCCESSORS, BINDING AGREEMENT.

     (a) The Company and the Partnership will require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or the Partnership, as the case may be, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company or the Partnership would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Similarly, "Partnership" shall mean the Partnership as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change In Control, the term "Partnership" shall also mean any affiliate of the Company to which Executive may be transferred and the Company and the Partnership shall cause such successor employer to be considered the "Partnership" bound by the terms of this Agreement and this Agreement shall be amended to so provide. Following a Change In Control neither the term "Company" nor "Partnership" shall not mean any affiliate of the Company or the Partnership, as the case may be, to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company and the Partnership shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide.

     (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisees, legates or other designee or, if there is no such designee, to Executive's estate

      SECTION 13. RESOLUTION OF DISPUTE, CHOICE OF FORM. Except as otherwise expressly provided herein, the parties agree that any dispute, controversy or claim arising out of or relating to this Agreement shall, at the election of Executive, be resolved by final and binding arbitration, enforceable under the Federal Arbitration Act, administered by the American Arbitration Association under is Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All such disputes, controversies or claims shall be determined by a panel or three arbitrators selected in accordance with the rules of the American Arbitration Association and the arbitration shall be conducted in the City of Dallas, State of Texas. In the event that within sixty (60) days after the Company or the Partnership commences litigation in connection with this Agreement Executive commences an arbitration proceeding concerning the same issue or issues, the Company or the Partnership, as the case may be, shall promptly terminate such litigation and submit to the jurisdiction of the arbitration proceeding to the extent that it involves such issue or issues. This Section shall survive the termination of this Agreement for any reason.

     SECTION 14. PAYMENT OF EXPENSES. In the event that any proceeding is brought by Executive to enforce or interpret Executive's rights hereunder, Executive shall be entitled to be paid all expenses incurred by Executive with respect to such proceeding, unless as a part of such proceeding, the arbitration panel or court of competent jurisdiction determines that the material assertions made by Executive as a basis for such proceeding were not made in good faith or were frivolous, in which case each party to the proceeding shall bear its own costs.

      SECTION 15. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

       SECTION 16. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon a single instrument.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                        HILITE INDUSTRIES, INC.



                        By:/s/ Daniel W. Brady
                          -----------------------------------------

                        HILITE INDUSTRIES AUTOMOTIVE, LP
                        By: HILITE INDUSTRIES (TEXAS), INC.,
                        its General Partner



                        By:/s/ Daniel W. Brady
                          -----------------------------------------

                           /s/ Samuel M. Berry
                          -----------------------------------------
                               Samuel M. Berry

                                                             Exhibit 10.2

                       CHANGE IN CONTROL RETENTION BONUS,
                     NONCOMPETITION AND SEVERANCE AGREEMENT



     THIS AGREEMENT is made as of December 18, 1998, by and between Hilite Industries, Inc., a Delaware corporation (the "Company") and Daniel W. Brady ("Executive").

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with publicly held corporations, the possibility of a change in control may exist and that such possibility and the uncertainty and questions it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

     WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key management personnel, including Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company;

     WHEREAS, the Company is relying on Executive continuing with the Company prior to any Change In Control (as hereinafter defined) and willingness to stay with the Company under certain conditions for a period of time after any Change In Control; and

     WHEREAS, the Board desires to pursue alternative strategies to improve shareholder value and the Company is relying on Executive to assist in the presentation of the Company to potential buyers in addition to his current responsibilities.

     NOW THEREFORE, the parties hereto agree as follows:

     SECTION 1. TERM OF AGREEMENT. This Agreement shall be effective as of the date hereof and shall continue in effect through December 31, 2000; provided that on January 1, 2000 and each January 1st thereafter, the term of this Agreement shall automatically be extended for an additional year unless the Company or Executive shall have given at least ninety (90) days' prior notice not to extend this Agreement or a Change In Control shall have occurred prior to such January 1; provided further that if a Change In Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the date on which such Change In Control occurred. The termination of this Agreement, however, shall not affect any rights Executive may have to payments that have accrued prior thereto.

    SECTION 2. CHANGE IN CONTROL. For purposes of this Agreement, a
"Change in Control" shall occur when (and only when): (i) there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the "1934 Act"); (ii) when any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the 1934 Act), other than the Company, any of its subsidiaries or an employee stock ownership trust of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the securities having the right to vote on the election of directors ("voting securities") of the Company then outstanding; (iii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii), (iv), (v), (vi) or (vii) of this Section 2) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board;
(iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not i ndividuals nominated by the Company's incumbent Board; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if the shareholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the shareholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.

     SECTION 3. CHANGE IN CONTROL BONUS. Subject to the provisions below, upon the occurrence of a Change In Control under this Agreement, the Company shall pay Executive in cash a bonus equal to 200% of Executive's annual compensation from the Company (and any entity in which the Company directly or indirectly owns a majority of the voting interest) for the calendar year immediately preceding the year in which the Change In Control occurs, as reflected on Executive's Form W-2 or 1099 for such period (excluding deductions for 401(k) and medical plan contributions) ("Base Amount"). Notwithstanding the foregoing, in no event may a bonus be paid hereunder unless in connection with a Change in Control, the price of the Company's Common Stock at the time of or in connection with the transaction giving rise to a Change in Control is equal to the lesser of (a) 15% above the closing bid price on Nasdaq (or other exchange as appropriate) of the Company's Common Stock on November 16, 1998 or (b) 15% above the "average market price" of the Company's Common Stock on the date of the approval by the Board of the Change in Control. For purposes hereof, the average market price shall mean the average of the closing bid prices of the Company's Common Stock on Nasdaq (or other exchange as appropriate) for the 30 trading days immediately prior to the date which is 60 days immediately prior to the date of approval by the Board of the Change in Control.

      SECTION 4. EMPLOYMENT WITH THE COMPANY.

      (a) Executive's employment with the Company is at will. Except as otherwise provided in this Agreement, upon termination of such employment at will, Executive shall have no further obligation to the Company and the Company shall have no further obligation to Executive except to pay Executive (or his estate) any unpaid amount which relates to any period before such termination of employment.

       (b) Executive covenants that for a period of one year after the termination of his employment with the Company following a Change In Control under this Agreement, Executive will not engage in or participate in any business whose product lines are in direct competition to the product lines of the Company. In consideration therefore, upon the occurrence of a Change In Control, the Company shall pay Executive in cash an amount equal to 100% of the Base Amount.

        (c) The Company shall continue to provide (or cause to be provide) for a period of three years (including any applicable COBRA period) after the termination of Executive's employment following a Change In Control under this Agreement, the welfare benefits provided by the Company to Executive immediately prior to such termination, but in no event less than any welfare benefit provided immediately prior to the Change In Control, including but not limited to health and dental plans, life insurance or other death benefit programs. These welfare benefits shall be paid solely by the Company and shall either be provided to Executive on a non-taxable basis or Executive shall be entitled to an additional payment to offset any income tax obligations incurred with respect to such benefits.

      SECTION 5. REDUCTION IN PAYMENT. In the event that any payment hereunder would, in the opinion of the Company's independent accounting firm, if not reduced, cause an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended on Executive, the amount of such payment shall be reduced by the minimum amount, if any, that in the opinion of such accounting firm, is necessary to avoid such excise tax. The determination of the accounting firm shall be conclusive and binding on the parties.

      SECTION 6. MITIGATION. Executive shall not be required to mitigate the amount of an payment provided for hereunder by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for hereunder be reduced by any compensation earned by Executive as the result of employment by another employer or by retirement benefits.

      SECTION 7. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing deemed to have been given on the date delivered personally or on the date sent by certified or registered mail, overnight delivery or by facsimile transmission. Notice to the Company shall be given to the Company at its then existing corporate headquarters and shall be directed to the Secretary (or such other location or person as the Company subsequently shall designate in writing to Executive). Notice to Executive shall be given at the address set forth on the signature page hereof (or such other address as Executive subsequently shall designate in writing to the Company).

     SECTION 8. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waive or relinquishment of such right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     SECTION 9. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In the event that any part of a covenant contained herein is determined by a court of law to be invalid, a judicially enforceable provision shall be substituted in its place,. Any covenant so modified shall be binding upon the parties and shall have the same force and effect as if originally set forth in this Agreement.

    SECTION 10. MODIFICATION. This Agreement may be amended only in writing, signed by both parties hereto.

    SECTION 11. HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered a construction of the provisions thereof.

    SECTION 12. SUCCESSORS, BINDING AGREEMENT.

    (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change In Control, the term "Company" shall also mean any affiliate of the Company to which Executive may be transferred and the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide. Following a Change In Control the term "Company" shall not mean any affiliate of the Company to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide.

     (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisees, legates or other designee or, if there is no such designee, to Executive's estate.

     SECTION 13. RESOLUTION OF DISPUTE, CHOICE OF FORM. Except as otherwise expressly provided herein, the parties agree that any dispute, controversy or claim arising out of or relating to this Agreement shall, at the election of Executive, be resolved by final and binding arbitration, enforceable under the Federal Arbitration Act, administered by the American Arbitration Association under is Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All such disputes, controversies or claims shall be determined by a panel or three arbitrators selected in accordance with the rules of the American Arbitration Association and the arbitration shall be conducted in the City of Dallas, State of Texas. In the event that within sixty (60) days after the Company commences litigation in connection with this Agreement Executive commences an arbitration proceeding concerning the same issue or issues, the Company shall promptly terminate such litigation and submit to the jurisdiction of the arbitration proceeding to the extent that it involves such issue or issues. This Section shall survive the termination of this Agreement for any reason.

     SECTION 14. PAYMENT OF EXPENSES. In the event that any proceeding is brought by Executive to enforce or interpret Executive's rights hereunder, Executive shall be entitled to be paid all expenses incurred by Executive with respect to such proceeding, unless as a part of such proceeding, the arbitration panel or court of competent jurisdiction determines that the material assertions made by Executive as a basis for such proceeding were not made in good faith or were frivolous, in which case each party to the proceeding shall bear its own costs.

     SECTION 15. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

     SECTION 16. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon a single instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                    HILITE INDUSTRIES, INC.


                                    By: /s/ Samuel M. Berry
                                       -------------------------------
                                    Samuel M. Berry

                                        /s/ Daniel W. Brady
                                       -------------------------------
                                       Daniel W. Brady

                                                              Exhibit 10.3

                        CHANGE IN CONTROL RETENTION BONUS
                            AND EMPLOYMENT AGREEMENT



     THIS AGREEMENT is made as of January 6, 1999, by and between Hilite Industries, Inc., a Delaware corporation (the "Company"), Hilite Industries Automotive, LP, a Texas limited partnership (the "Partnership"), and Donald M. Maher ("Executive").

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with publicly held corporations, the possibility of a change in control may exist and that such possibility and the uncertainty and questions it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

      WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key management personnel, including Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company;

      WHEREAS, the Company is relying on Executive continuing with the Company and/or the Partnership prior to any Change In Control (as hereinafter defined) and willingness to stay with the Company under certain conditions for a period of time after any Change In Control; and

      WHEREAS, the Board desires to pursue alternative strategies to improve shareholder value and the Company is relying on Executive to assist in the presentation of the Company to potential buyers in addition to his current responsibilities.

      NOW THEREFORE, the parties hereto agree as follows:

      SECTION 1. TERM OF AGREEMENT. This Agreement shall be effective as of the date hereof and shall continue in effect through December 31, 2000; provided that on January 1, 2000 and each January 1st thereafter, the term of this Agreement shall automatically be extended for an additional year unless the Company or Executive shall have given at least ninety (90) days' prior notice not to extend this Agreement or a Change In Control shall have occurred prior to such January 1; provided further that if a Change In Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the date on which such Change In Control occurred. The termination of this Agreement, however, shall not affect any rights Executive may have to payments that have accrued prior thereto.

      SECTION 2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall occur when (and only when): (i) there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the "1934 Act"); (ii) when any "person" (as such term is defined in Sections 3(a)
(9) and 13(d)(3) of the 1934 Act), other than the Company, any of its subsidiaries or an employee stock ownership trust of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the securities having the right to vote on the election of directors ("voting securities") of the Company then outstanding; (iii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii), (iv), (v), (vi) or (vii) of this Section 2) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board; (iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if the shareholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the shareholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.

     SECTION 3. CHANGE IN CONTROL BONUS. Subject to the provisions below, upon the occurrence of a Change In Control under this Agreement, the Company shall pay Executive in cash a bonus equal to Executive's annual compensation from the Company (and any entity in which the Company directly or indirectly owns a majority of the voting interest) for the calendar year immediately preceding the year in which the Change In Control occurs, as reflected on Executive's forms W-2 or 1099 for such period (excluding deductions for 401(k) and medical plan contributions) (the "Base Amount"). Notwithstanding the foregoing, in no event may a bonus be paid hereunder unless in connection with a Change in Control, the price of the Company's Common Stock at the time of or in connection with the transaction giving rise to a Change in Control is equal to the lesser of (a) 15% above the closing bid price on Nasdaq (or other exchange as appropriate) of the Company's
Common Stock on November 16, 1998 or (b) 15% above the "average market price" of the Company's Common Stock on the date of the approval by the Board of the Change in Control. For purposes hereof, the average market price shall mean the average of the closing bid prices of the Company's Common Stock on Nasdaq (or other exchange as appropriate) for the 30 trading days immediately prior to the date which is 60 days immediately prior to the date of approval by the Board of the Change in Control.

     SECTION 4. EMPLOYMENT FOLLOWING CHANGE IN CONTROL. The Partnership agrees to employ Executive for a period of two (2) years following a Change In Control under this Agreement upon the same terms and conditions as in effect immediately prior to the Change In Control. Upon termination of Executive's employment within such two-year period for any reason other than by the Company for Cause or by Executive without Good Reason, the Company and/or the Partnership shall pay Executive an amount equal to the Base Amount.

      For purposes of this Section, termination of employment shall be considered to be for "Cause", whether it occurred by resignation or discharge, if the reason for the termination of employment was Executive's embezzlement, dishonesty, fraud, conviction of a felonious or other charge involving moral turpitude.

     For purposes of this Section, termination of employment shall be considered to be "Good Reason" if (1) without the express written consent of Executive, Executive is assigned material duties substantially inconsistent with Executive's positions, duties, responsibilities or status with the Partnership as in effect before the Change In Control, or Executive's titles or offices as in effect immediately prior to the Change In Control are substantially diminished or any other action is taken by the Partnership or any of its affiliates which results in a diminution in Executive's position, authority, or principal duties or responsibilities other than an insubstantial and inadvertent act that is remedied by the Partnership promptly after receipt of notice given thereof by Executive, except any such assignment, action or change resulting from Executive's termination of employment for Cause, or from Executive's disability as reasonably determined by the Company or death; PROVIDED, HOWEVER, that notwithstanding the foregoing, in no event shall a termination of employment under this clause
(1) be considered to be for "Good Reason" if, at the time of the termination, Executive shall have had a position with a title, level of duties and responsibilities substantially similar to Executive's title, duties and responsibilities immediately prior to the Change In Control; (2) the base compensation of Executive is reduced or the benefit entitlement or bonus opportunity of Executive as in effect immediately prior to the Change In Control is substantially reduced; (3) the Partnership requires Executive without Executive's express written consent to be based anywhere other than the Partnership's location where Executive is principally employed or another location that is not more than fifty (50) miles from the location where Executive is principally employed immediately prior to the Change In Control, with Executive's business travel obligations being no greater than in effect immediately prior to the Change In Control; or (4) any failure by the Company or the Partnership to obtain an express written assumption of this Agreement from any successor to or assign of the Company or the Partnership, as the case may be.

     SECTION 5. REDUCTION IN PAYMENT. In the event that any payment hereunder would, in the opinion of the Company's independent accounting firm, if not reduced, cause an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended on Executive, the amount of such payment shall be reduced by the minimum amount, if any, that in the opinion of such accounting firm, is necessary to avoid such excise tax. The determination of the accounting firm shall be conclusive and binding on the parties.

     SECTION 6. MITIGATION. Executive shall not be required to mitigate the amount of an payment provided for hereunder by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for hereunder be reduced by any compensation earned by Executive as the result of employment by another employer or by retirement benefits.

     SECTION 7. COVENANT NOT TO COMPETE. Executive covenants that, while he is an employee of the Partnership and for a period of one year after termination of his employment, however caused, he shall not engage in, or participate in, any business whose product lines are in direct competition to the product lines of the Partnership.

     SECTION 8. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing deemed to have been given on the date delivered personally or on the date sent by certified or registered mail, overnight delivery or by facsimile transmission. Notice to the Company or the Partnership shall be given at the Company's then existing corporate headquarters and shall be directed to the Secretary (or such other location or person as the Company subsequently shall designate in writing to Executive). Notice to Executive shall be given at the address set forth on the signature page hereof (or such other address as Executive subsequently shall designate in writing to the Company).

     SECTION 9. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waive or relinquishment of such right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     SECTION 10. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In the event that any part of a covenant contained herein is determined by a court of law to be invalid, a judicially enforceable provision shall be substituted in its place,. Any covenant so modified shall be binding upon the parties and shall have the same force and effect as if originally set forth in this Agreement.

     SECTION 11. MODIFICATION. This Agreement may be amended only in writing, signed by each of the parties hereto.

     SECTION 12. HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered a construction of the provisions thereof.

     SECTION 13. SUCCESSORS, BINDING AGREEMENT.

    (a) The Company and the Partnership will require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or the Partnership, as the case may be, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company or the Partnership would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Similarly, "Partnership" shall mean the Partnership as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change In Control, the term "Partnership" shall also mean any affiliate of the Company to which Executive may be transferred and the Company and the Partnership shall cause such successor employer to be considered the "Partnership" bound by the terms of this Agreement and this Agreement shall be amended to so provide.
Following a Change In Control neither the term "Company" nor "Partnership" shall not mean any affiliate of the Company or the Partnership, as the case may be, to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company and the Partnership shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide.

     (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisees, legates or other designee or, if there is no such designee, to Executive's estate.

     SECTION 14. RESOLUTION OF DISPUTE, CHOICE OF FORM. Except as otherwise expressly provided herein, the parties agree that any dispute, controversy or claim arising out of or relating to this Agreement shall, at the election of Executive, be resolved by final and binding arbitration, enforceable under the Federal Arbitration Act, administered by the American Arbitration Association under is Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All such disputes, controversies or claims shall be determined by a panel or three arbitrators selected in accordance with the rules of the American Arbitration Association and the arbitration shall be conducted in the City of Dallas, State of Texas. In the event that within sixty (60) days after the Company or the Partnership commences litigation in connection with this Agreement Executive commences an arbitration proceeding concerning the same issue or issues, the Company or the Partnership, as the case may be, shall promptly terminate such litigation and submit to the jurisdiction of the arbitration proceeding to the extent that it involves such issue or issues. This Section shall survive the termination of this Agreement for any reason.

      SECTION 15. PAYMENT OF EXPENSES. In the event that any proceeding is brought by Executive to enforce or interpret Executive's rights hereunder, Executive shall be entitled to be paid all expenses incurred by Executive with respect to such proceeding, unless as a part of such proceeding, the arbitration panel or court of competent jurisdiction determines that the material assertions made by Executive as a basis for such proceeding were not made in good faith or were frivolous, in which case each party to the proceeding shall bear its own costs.

     SECTION 16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

     SECTION 17. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon a single instrument.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                 HILITE INDUSTRIES, INC.



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------


                                 HILITE INDUSTRIES AUTOMOTIVE, LP
                                 By:  HILITE INDUSTRIES (TEXAS), INC.,
                                         its General Partner



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------

                                    /s/ Donald M. Maher
                                    ----------------------------------
                                        Executive

                                                               Exhibit 10.4

                        CHANGE IN CONTROL RETENTION BONUS
                            AND EMPLOYMENT AGREEMENT



     THIS AGREEMENT is made as of January 5, 1999, by and between Hilite Industries, Inc., a Delaware corporation (the "Company"), Hilite Industries Automotive, LP, a Texas limited partnership (the "Partnership"), and Roy Wiegmann ("Executive").

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with publicly held corporations, the possibility of a change in control may exist and that such possibility and the uncertainty and questions it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

     WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key management personnel, including Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company;

     WHEREAS, the Company is relying on Executive continuing with the Company and/or the Partnership prior to any Change In Control (as hereinafter defined) and willingness to stay with the Company under certain conditions for a period of time after any Change In Control; and

     WHEREAS, the Board desires to pursue alternative strategies to improve shareholder value and the Company is relying on Executive to assist in the presentation of the Company to potential buyers in addition to his current responsibilities.

     NOW THEREFORE, the parties hereto agree as follows:

     SECTION 1. TERM OF AGREEMENT. This Agreement shall be effective as of the date hereof and shall continue in effect through December 31, 2000; provided that on January 1, 2000 and each January 1st thereafter, the term of this Agreement shall automatically be extended for an additional year unless the Company or Executive shall have given at least ninety (90) days' prior notice not to extend this Agreement or a Change In Control shall have occurred prior to such January 1; provided further that if a Change In Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the date on which such Change In Control occurred. The termination of this Agreement, however, shall not affect any rights Executive may have to payments that have accrued prior thereto.

     SECTION 2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall occur when (and only when): (i) there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the "1934 Act"); (ii) when any "person" (as such term is defined in Sections 3(a)
(9) and 13(d)(3) of the 1934 Act), other than the Company, any of its subsidiaries or an employee stock ownership trust of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the securities having the right to vote on the election of directors ("voting securities") of the Company then outstanding; (iii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses
(i), (ii), (iv), (v), (vi) or (vii) of this Section 2) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board; (iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if the shareholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the shareholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.

     SECTION 3. CHANGE IN CONTROL BONUS. Subject to the provisions below, upon the occurrence of a Change In Control under this Agreement, the Company shall pay Executive in cash a bonus equal to Executive's annual compensation from the Company (and any entity in which the Company directly or indirectly owns a majority of the voting interest) for the calendar year immediately preceding the year in which the Change In Control occurs, as reflected on Executive's forms W-2 or 1099 for such period (excluding deductions for 401(k) and medical plan contributions) (the "Base Amount"). Notwithstanding the foregoing, in no event may a bonus be paid hereunder unless in connection with a Change in Control, the price of the Company's Common Stock at the time of or in connection with the transaction giving rise to a Change in Control is equal to the lesser of (a) 15% above the closing bid price on Nasdaq (or other exchange as appropriate) of the Company's
Common Stock on November 16, 1998 or (b) 15% above the "average market price" of the Company's Common Stock on the date of the approval by the Board of the Change in Control. For purposes here of, the average market price shall mean the average of the closing bid prices of the Company's Common Stock on Nasdaq (or other exchange as appropriate) for the 30 trading days immediately prior to the date which is 60 days immediately prior to the date of approval by the Board of the Change in Control.

     SECTION 4. EMPLOYMENT FOLLOWING CHANGE IN CONTROL. The
Partnership agrees to employ Executive for a period of two (2) years following a Change In Control under this Agreement upon the same terms and conditions as in effect immediately prior to the Change In Control. Upon termination of Executive's employment within such two-year period for any reason other than by the Company for Cause or by Executive without Good Reason, the Company and/or the Partnership shall pay Executive an amount equal to the Base Amount.

     For purposes of this Section, termination of employment shall be considered to be for "Cause", whether it occurred by resignation or discharge, if the reason for the termination of employment was Executive's embezzlement, dishonesty, fraud, conviction of a felonious or other charge involving moral turpitude.

    For purposes of this Section, termination of employment shall be considered to be "Good Reason" if (1) without the express written consent of Executive, Executive is assigned material duties substantially inconsistent with Executive's positions, duties, responsibilities or status with the Partnership as in effect before the Change In Control, or Executive's titles or offices as in effect immediately prior to the Change In Control are substantially diminished or any other action is taken by the Partnership or any of its affiliates which results in a diminution in Executive's position, authority, or principal duties or responsibilities other than an insubstantial and inadvertent act that is remedied by the Partnership promptly after receipt of notice given thereof by Executive, except any such assignment action or change resulting from Executive's termination of employment for Cause, or from Executive's disability as reasonably determined by the Company or death; PROVIDED, HOWEVER, that notwithstanding the foregoing, in no event shall a termination of employment under this clause (1) be considered to be for "Good Reason" if, at the time of the termination, Executive shall have had a position with a title, level of duties and responsibilities substantially similar to Executive's title, duties and responsibilities immediately prior to the Change In Control; (2) the base compensation of Executive is reduced or the benefit entitlement or bonus opportunity of Executive as in effect immediately prior to the Change In Control is substantially reduced; (3) the Partnership requires Executive without Executive's express written consent to be based anywhere other than the Partnership's location where Executive is principally employed or another location that is not more than fifty (50) miles from the location where Executive is principally employed immediately prior to the Change In Control, with Executive's business travel obligations being no greater than in effect immediately prior to the Change In Control; or (4) any failure by the Company or the Partnership to obtain an express written assumption of this Agreement from any successor to or assign of the Company or the Partnership, as the case may be.

     SECTION 5. REDUCTION IN PAYMENT. In the event that any payment hereunder would, in the opinion of the Company's independent accounting firm, if not reduced, cause an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended on Executive, the amount of such payment shall be reduced by the minimum amount, if any, that in the opinion of such accounting firm, is necessary to avoid such excise tax. The determination of the accounting firm shall be conclusive and binding on the parties.

     SECTION 6. MITIGATION. Executive shall not be required to mitigate the amount of an payment provided for hereunder by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for hereunder be reduced by any compensation earned by Executive as the result of employment by another employer or by retirement benefits.

      SECTION 7. COVENANT NOT TO COMPETE. Executive covenants that, while he is an employee of the Partnership and for a period of one year after termination of his employment, however caused, he shall not engage in, or participate in, any business whose product lines are in direct competition to the product lines of the Partnership.

      SECTION 8. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing deemed to have been given on the date delivered personally or on the date sent by certified or registered mail, overnight delivery or by facsimile transmission. Notice to the Company or the Partnership shall be given at the Company's then existing corporate headquarters and shall be directed to the Secretary (or such other location or person as the Company subsequently shall designate in writing to Executive). Notice to Executive shall be given at the address set forth on the signature page hereof (or such other address as Executive subsequently shall designate in writing to the Company).

     SECTION 9. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waive or relinquishment of such right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     SECTION 10. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In the event that any part of a covenant contained herein is determined by a court of law to be invalid, a judicially enforceable provision shall be substituted in its place,. Any covenant so modified shall be binding upon the parties and shall have the same force and effect as if originally set forth in this Agreement.

      SECTION 11. MODIFICATION. This Agreement may be amended only in writing, signed by each of the parties hereto.

      SECTION 12. HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered a construction of the provisions thereof.

      SECTION 13. SUCCESSORS, BINDING AGREEMENT.

      (a) The Company and the Partnership will require any successor
(direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or the Partnership, as the case may be, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company or the Partnership would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Similarly, "Partnership" shall mean the Partnership as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change In Control, the term "Partnership" shall also mean any affiliate of the Company to which Executive may be transferred and the Company and the Partnership shall cause such successor employer to be considered the "Partnership" bound by the terms of this Agreement and this Agreement shall be amended to so provide. Following a Change In Control neither the term "Company" nor "Partnership" shall not mean any affiliate of the Company or the Partnership, as the case may be, to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company and the Partnership shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide.

     (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisees, legates or other designee or, if there is no such designee, to Executive's estate.

     SECTION 14. RESOLUTION OF DISPUTE, CHOICE OF FORM. Except as
otherwise expressly provided herein, the parties agree that any dispute, controversy or claim arising out of or relating to this Agreement shall, at the election of Executive, be resolved by final and binding arbitration, enforceable under the Federal Arbitration Act, administered by the American Arbitration Association under is Commercial Arbitration Rules, and judgment
on the award   rendered by the arbitrators may be entered in any court having jurisdiction thereof. All such disputes, controversies or claims shall be determined by a panel or three arbitrators selected in accordance with the rules of the American Arbitration Association and the arbitration shall be conducted in the City of Dallas, State of Texas. In the event that within sixty (60) days after the Company or the Partnership commences litigation in connection with this Agreement Executive commences an arbitration proceeding concerning the same issue or issues, the Company or the Partnership, as the case may be, shall promptly terminate such litigation and submit to the jurisdiction of the arbitration proceeding to the extent that it involves such issue or issues. This Section shall survive the termination of this Agreement for any reason.

     SECTION 15. PAYMENT OF EXPENSES. In the event that any proceeding is brought by Executive to enforce or interpret Executive's rights hereunder, Executive shall be entitled to be paid all expenses incurred by Executive with respect to such proceeding, unless as a part of such proceeding, the arbitration panel or court of competent jurisdiction determines that the material assertions made by Executive as a basis for such proceeding were not made in good faith or were frivolous, in which case each party to the proceeding shall bear its own costs.

     SECTION 16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

     SECTION 17. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon a single instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                 HILITE INDUSTRIES, INC.



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------


                                 HILITE INDUSTRIES AUTOMOTIVE, LP
                                 By:  HILITE INDUSTRIES (TEXAS), INC.,
                                         its General Partner



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------

                                    /s/ Roy Wiegmann
                                    ----------------------------------
                                        Executive

                                                            Exhibit 10.5

                        CHANGE IN CONTROL RETENTION BONUS
                            AND EMPLOYMENT AGREEMENT



      THIS AGREEMENT is made as of January 5, 1999, by and between Hilite Industries, Inc., a Delaware corporation (the "Company"), Hilite Industries Automotive, LP, a Texas limited partnership (the "Partnership"), and Ron Reinke ("Executive").

      WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with publicly held corporations, the possibility of a change in control may exist and that such possibility and the uncertainty and questions it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

       WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key management personnel, including Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company;

       WHEREAS, the Company is relying on Executive continuing with the Company and/or the Partnership prior to any Change In Control (as hereinafter defined) and willingness to stay with the Company under certain conditions for a period of time after any Change In Control; and

       WHEREAS, the Board desires to pursue alternative strategies to improve shareholder value and the Company is relying on Executive to assist in the presentation of the Company to potential buyers in addition to his current responsibilities.

       NOW THEREFORE, the parties hereto agree as follows:

       SECTION 1. TERM OF AGREEMENT. This Agreement shall be effective as of the date hereof and shall continue in effect through December 31, 2000; provided that on January 1, 2000 and each January 1st thereafter, the term of this Agreement shall automatically be extended for an additional year unless the Company or Executive shall have given at least ninety (90) days' prior notice not to extend this Agreement or a Change In Control shall have occurred prior to such January 1; provided further that if a Change In Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the date on which such Change In Control occurred. The termination of this Agreement, however, shall not affect any rights Executive may have to payments that have accrued prior thereto.

     SECTION 2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall occur when (and only when): (i) there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the "1934 Act"); (ii) when any "person" (as such term is defined in Sections 3(a)
(9) and 13(d)(3) of the 1934 Act), other than the Company, any of its subsidiaries or an employee stock ownership trust of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the securities having the right to vote on the election of directors ("voting securities") of the Company then outstanding; (iii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii), (iv), (v), (vi) or (vii) of this Section 2) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board; (iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if the shareholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the shareholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.

     SECTION 3. CHANGE IN CONTROL BONUS. Subject to the provisions below, upon the occurrence of a Change In Control under this Agreement, the Company shall pay Executive in cash a bonus equal to Executive's annual compensation from the Company (and any entity in which the Company directly or indirectly owns a majority of the voting interest) for the calendar year immediately preceding the year in which the Change In Control occurs, as reflected on Executive's forms W-2 or 1099 for such period (excluding deductions for 401(k) and medical plan contributions) (the "Base Amount"). Notwithstanding the foregoing, in no event may a bonus be paid hereunder unless in connection with a Change in Control, the price of the Company's Common Stock at the time of or in connection with the transaction giving rise to a Change in Control is equal to the lesser of (a) 15% above the closing bid price on Nasdaq (or other exchange as appropriate) of the Company's
Common Stock on November 16, 1998 or (b) 15% above the "average market price" of the Company's Common Stock on the date of the approval by the Board of the Change in Control. For purposes hereof, the average market price shall mean the average of the closing bid prices of the Company's Common Stock on Nasdaq (or other exchange as appropriate) for the 30 trading days immediately prior to the date which is 60 days immediately prior to the date of approval by the Board of the Change in Control.

      SECTION 4. EMPLOYMENT FOLLOWING CHANGE IN CONTROL. The
Partnership agrees to employ Executive for a period of two (2) years following a Change In Control under this Agreement upon the same terms and conditions as in effect immediately prior to the Change In Control. Upon termination of Executive's employment within such two-year period for any reason other than by the Company for Cause or by Executive without Good Reason, the Company and/or the Partnership shall pay Executive an amount equal to the Base Amount.

      For purposes of this Section, termination of employment shall be considered to be for "Cause", whether it occurred by resignation or discharge, if the reason for the termination of employment was Executive's embezzlement, dishonesty, fraud, conviction of a felonious or other charge involving moral turpitude.

       For purposes of this Section, termination of employment shall be considered to be "Good Reason" if (1) without the express written consent of Executive, Executive is assigned material duties substantially inconsistent with Executive's positions, duties, responsibilities or status with the Partnership as in effect before the Change In Control, or Executive's titles or offices as in effect immediately prior to the Change In Control are substantially diminished or any other action is taken by the Partnership or any of its affiliates which results in a diminution in Executive's position, authority, or principal duties or responsibilities other than an insubstantial and inadvertent act that is remedied by the Partnership promptly after receipt of notice given thereof by Executive, except any such assignment, action or change resulting from Executive's termination of employment for Cause, or from Executive's disability as reasonably determined by the Company or death; PROVIDED, HOWEVER, that notwithstanding the foregoing, in no event shall a termination of employment under this clause (1) be considered to be for "Good Reason" if, at the time of the termination, Executive shall have had a position with a title, level of duties and responsibilities substantially similar to Executive's title, duties and responsibilities immediately prior to the Change In Control; (2) the base compensation of Executive is reduced or the benefit entitlement or bonus opportunity of Executive as in effect immediately prior to the Change In Control is substantially reduced; (3) the Partnership requires Executive without Executive's express written consent to be based anywhere other than the Partnership's location where Executive is principally employed or another location that is not more than fifty (50) miles from the location where Executive is principally employed immediately prior to the Change In Control, with Executive's business travel obligations being no greater than in effect immediately prior to the Change In Control;
or (4) any failure by the Company or the Partnership to obtain an express written assumption of this Agreement from any successor to or assign of the Company or the Partnership, as the case may be.

      SECTION 5. REDUCTION IN PAYMENT. In the event that any payment hereunder would, in the opinion of the Company's independent accounting firm, if not reduced, cause an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended on Executive, the amount of such payment shall be reduced by the minimum amount, if any, that in the opinion of such accounting firm, is necessary to avoid such excise tax. The determination of the accounting firm shall be conclusive and binding on the parties.

      SECTION 6. MITIGATION. Executive shall not be required to mitigate the amount of an payment provided for hereunder by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for hereunder be reduced by any compensation earned by Executive as the result of employment by another employer or by retirement benefits.

       SECTION 7. COVENANT NOT TO COMPETE. Executive covenants that, while he is an employee of the Partnership and for a period of one year after termination of his employment, however caused, he shall not engage in, or participate in, any business whose product lines are in direct competition to the product lines of the Partnership.

       SECTION 8. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing deemed to have been given on the date delivered personally or on the date sent by certified or registered mail, overnight delivery or by facsimile transmission. Notice to the Company or the Partnership shall be given at the Company's then existing corporate headquarters and shall be directed to the Secretary (or such other location or person as the Company subsequently shall designate in writing to Executive). Notice to Executive shall be given at the address set forth on the signature page hereof (or such other address as Executive subsequently shall designate in writing to the Company).

        SECTION 9. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waive or relinquishment of such right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

       SECTION 10. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In the event that any part of a covenant contained herein is determined by a court of law to be invalid, a judicially enforceable provision shall be substituted in its place,. Any covenant so modified shall be binding upon the parties and shall have the same force and effect as if originally set forth in this Agreement.

       SECTION 11. MODIFICATION. This Agreement may be amended only in writing, signed by each of the parties hereto.

       SECTION 12. HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered a construction of the provisions thereof.

       SECTION 13. SUCCESSORS, BINDING AGREEMENT.

       (a) The Company and the Partnership will require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or the Partnership, as the case may be, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company or the Partnership would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Similarly, "Partnership" shall mean the Partnership as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change In Control, the term "Partnership" shall also mean any affiliate of the Company to which Executive may be transferred and the Company and the Partnership shall cause such successor employer to be considered the "Partnership" bound by the terms of this Agreement and this Agreement shall be amended to so provide. Following a Change In Control neither the term "Company" nor "Partnership" shall not mean any affiliate of the Company or the Partnership, as the case may be, to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company and the Partnership shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide.


     (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisees, legates or other designee or, if there is no such designee, to Executive's estate.

     SECTION 14. RESOLUTION OF DISPUTE, CHOICE OF FORM. Except as otherwise expressly provided herein, the parties agree that any dispute, controversy or claim arising out of or relating to this Agreement shall, at the election of Executive, be resolved by final and binding arbitration, enforceable under the Federal Arbitration Act, administered by the American Arbitration Association under is Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All such disputes, controversies or claims shall be determined by a panel or three arbitrators selected in accordance with the rules of the American Arbitration Association and the arbitration shall be conducted in the City of Dallas, State of Texas. In the event that within sixty (60) days after the Company or the Partnership commences litigation in connection with this Agreement Executive commences an arbitration proceeding concerning the same issue or issues, the Company or the Partnership, as the case may be, shall promptly terminate such litigation and submit to the jurisdiction of the arbitration proceeding to the extent that it involves such issue or issues. This Section shall survive the termination of this Agreement for any reason.

      SECTION 15. PAYMENT OF EXPENSES. In the event that any proceeding is brought by Executive to enforce or interpret Executive's rights hereunder, Executive shall be entitled to be paid all expenses incurred by Executive with respect to such proceeding, unless as a part of such proceeding, the arbitration panel or court of competent jurisdiction determines that the material assertions made by Executive as a basis for such proceeding were not made in good faith or were frivolous, in which case each party to the proceeding shall bear its own costs.

     SECTION 16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

     SECTION 17. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon a single instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                 HILITE INDUSTRIES, INC.



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------


                                 HILITE INDUSTRIES AUTOMOTIVE, LP
                                 By:  HILITE INDUSTRIES (TEXAS), INC.,
                                         its General Partner



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------

                                    /s/ Ronald E. Reinke
                                    ----------------------------------
                                        Executive

                                                             Exhibit 10.6

                        CHANGE IN CONTROL RETENTION BONUS
                            AND EMPLOYMENT AGREEMENT



      THIS AGREEMENT is made as of January 5, 1999, by and between Hilite Industries, Inc., a Delaware corporation (the "Company"), Hilite Industries Automotive, LP, a Texas limited partnership (the "Partnership"), and Arthur D. Johnson ("Executive").

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with publicly held corporations, the possibility of a change in control may exist and that such possibility and the uncertainty and questions it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

     WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key management personnel, including Executive, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company;

      WHEREAS, the Company is relying on Executive continuing with the Company and/or the Partnership prior to any Change In Control (as hereinafter defined) and willingness to stay with the Company under certain conditions for a period of time after any Change In Control; and

      WHEREAS, the Board desires to pursue alternative strategies to improve shareholder value and the Company is relying on Executive to assist in the presentation of the Company to potential buyers in addition to his current responsibilities.

     NOW THEREFORE, the parties hereto agree as follows:

    SECTION 1. TERM OF AGREEMENT. This Agreement shall be effective as of the date hereof and shall continue in effect through December 31, 2000; provided that on January 1, 2000 and each January 1st thereafter, the term of this Agreement shall automatically be extended for an additional year unless the Company or Executive shall have given at least ninety (90) days' prior notice not to extend this Agreement or a Change In Control shall have occurred prior to such January 1; provided further that if a Change In Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the date on which such Change In Control occurred. The termination of this Agreement, however, shall not affect any rights Executive may have to payments that have accrued prior thereto.

     SECTION 2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall occur when (and only when): (i) there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the "1934 Act"); (ii) when any "person" (as such term is defined in Sections 3(a)
(9) and 13(d)(3) of the 1934 Act), other than the Company, any of its subsidiaries or an employee stock ownership trust of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the securities having the right to vote on the election of directors ("voting securities") of the Company then outstanding; (iii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii), (iv), (v), (vi) or (vii) of this Section 2) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board; (iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; (vi) if the shareholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the shareholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.

     SECTION 3. CHANGE IN CONTROL BONUS. Subject to the provisions below, upon the occurrence of a Change In Control under this Agreement, the Company shall pay Executive in cash a bonus equal to Executive's annual compensation from the Company (and any entity in which the Company directly or indirectly owns a majority of the voting interest) for the calendar year immediately preceding the year in which the Change In Control occurs, as reflected on Executive's forms W-2 or 1099 for such period (excluding deductions for 401(k) and medical plan contributions) (the "Base Amount"). Notwithstanding the foregoing, in no event may a bonus be paid hereunder unless in connection with a Change in Control, the price of the Company's Common Stock at the time of or in connection with the transaction giving rise to a Change in Control is equal to the lesser of (a) 15% above the closing bid price on Nasdaq (or other exchange as appropriate) of the Company's
Common Stock on November 16, 1998 or (b) 15% above the "average market price" of the Company's Common Stock on the date of the approval by the Board of the Change in Control. For purposes hereof, the average market price shall mean the average of the closing bid prices of the Company's Common Stock on Nasdaq (or other exchange as appropriate) for the 30 trading days immediately prior to the date which is 60 days immediately prior to the date of approval by the Board of the Change in Control.

     SECTION 4. EMPLOYMENT FOLLOWING CHANGE IN CONTROL. The
Partnership agrees to employ Executive for a period of two (2) years following a Change In Control under this Agreement upon the same terms and conditions as in effect immediately prior to the Change In Control. Upon termination of Executive's employment within such two-year period for any reason other than by the Company for Cause or by Executive without Good Reason, the Company and/or the Partnership shall pay Executive an amount equal to the Base Amount.

      For purposes of this Section, termination of employment shall be considered to be for "Cause", whether it occurred by resignation or discharge, if the reason for the termination of employment was Executive's embezzlement, dishonesty, fraud, conviction of a felonious or other charge involving moral turpitude.

      For purposes of this Section, termination of employment shall be considered to be "Good Reason" if (1) without the express written consent of Executive, Executive is assigned material duties substantially inconsistent with Executive's positions, duties, responsibilities or status with the Partnership as in effect before the Change In Control, or Executive's titles or offices as in effect immediately prior to the Change In Control are substantially diminished or any other action is taken by the Partnership or any of its affiliates which results in a diminution in Executive's position, authority, or principal duties or responsibilities other than an insubstantial and inadvertent act that is remedied by the Partnership promptly after receipt of notice given thereof by Executive, except any such assignment, action or change resulting from Executive's termination of employment for Cause, or from Executive's disability as reasonably determined by the Company or death; PROVIDED, HOWEVER, that notwithstanding the foregoing, in no event shall a termination of employment under this clause (1) be considered to be for "Good Reason" if, at the time of the termination, Executive shall have had a position with a title, level of duties and responsibilities substantially similar to Executive's title, duties and responsibilities immediately prior to the Change In Control; (2) the base compensation of Executive is reduced or the benefit entitlement or bonus opportunity of Executive as in effect immediately prior to the Change In Control is substantially reduced; (3) the Partnership requires Executive without Executive's express written consent to be based anywhere other than the Partnership's location where Executive is principally employed or another location that is not more than fifty (50) miles from the location where Executive is principally employed immediately prior to the Change In Control, with Executive's business travel obligations being no greater than in effect immediately prior to the Change In Control; or (4) any failure by the Company or the Partnership to obtain an express written assumption of this Agreement from any successor to or assign of the Company or the Partnership, as the case may be.

      SECTION 5. REDUCTION IN PAYMENT. In the event that any payment hereunder would, in the opinion of the Company's independent accounting firm, if not reduced, cause an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended on Executive, the amount of such payment shall be reduced by the minimum amount, if any, that in the opinion of such accounting firm, is necessary to avoid such excise tax. The determination of the accounting firm shall be conclusive and binding on the parties.

     SECTION 6. MITIGATION. Executive shall not be required to mitigate the amount of an payment provided for hereunder by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for hereunder be reduced by any compensation earned by Executive as the result of employment by another employer or by retirement benefits.

     SECTION 7. COVENANT NOT TO COMPETE. Executive covenants that, while he is an employee of the Partnership and for a period of one year after termination of his employment, however caused, he shall not engage in, or participate in, any business whose product lines are in direct competition to the product lines of the Partnership.

     SECTION 8. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing deemed to have been given on the date delivered personally or on the date sent by certified or registered mail, overnight delivery or by facsimile transmission. Notice to the Company or the Partnership shall be given at the Company's then existing corporate headquarters and shall be directed to the Secretary (or such other location or person as the Company subsequently shall designate in writing to Executive). Notice to Executive shall be given at the address set forth on the signature page hereof (or such other address as Executive subsequently shall designate in writing to the Company).

     SECTION 9. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waive or relinquishment of such right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     SECTION 10. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In the event that any part of a covenant contained herein is determined by a court of law to be invalid, a judicially enforceable provision shall be substituted in its place,. Any covenant so modified shall be binding upon the parties and shall have the same force and effect as if originally set forth in this Agreement.

    SECTION 11. MODIFICATION. This Agreement may be amended only in writing, signed by each of the parties hereto.

    SECTION 12. HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered a construction of the provisions thereof.

    SECTION 13. SUCCESSORS, BINDING AGREEMENT.

    (a) The Company and the Partnership will require any successor
(whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or the Partnership, as the case may be, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company or the Partnership would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Similarly, "Partnership" shall mean the Partnership as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise. Prior to a Change In Control, the term "Partnership" shall also mean any affiliate of the Company to which Executive may be transferred and the Company and the Partnership shall cause such successor employer to be considered the "Partnership" bound by the terms of this Agreement and this Agreement shall be amended to so provide. Following a Change In Control neither the term "Company" nor "Partnership" shall not mean any affiliate of the Company or the Partnership, as the case may be, to which Executive may be transferred unless Executive shall have previously approved of such transfer in writing, in which case the Company and the Partnership shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide.

     (b) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive should die while any amount would still be payable to Executive hereunder if Executive had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Executive's devisees, legates or other designee or, if there is no such designee, to Executive's estate.

      SECTION 14. RESOLUTION OF DISPUTE, CHOICE OF FORM. Except as otherwise expressly provided herein, the parties agree that any dispute, controversy or claim arising out of or relating to this Agreement shall, at the election of Executive, be resolved by final and binding arbitration, enforceable under the Federal Arbitration Act, administered by the American Arbitration Association under is Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All such disputes, controversies or claims shall be determined by a panel or three arbitrators selected in accordance with the rules of the American Arbitration Association and the arbitration shall be conducted in the City of Dallas, State of Texas. In the event that within sixty (60) days after the Company or the Partnership commences litigation in connection with this Agreement Executive commences an arbitration proceeding concerning the same issue or issues, the Company or the Partnership, as the case may be, shall promptly terminate such litigation and submit to the jurisdiction of the arbitration proceeding to the extent that it involves such issue or issues. This Section shall survive the termination of this Agreement for any reason.

       SECTION 15. PAYMENT OF EXPENSES. In the event that any proceeding is brought by Executive to enforce or interpret Executive's rights hereunder, Executive shall be entitled to be paid all expenses incurred by Executive with respect to such proceeding, unless as a part of such proceeding, the arbitration panel or court of competent jurisdiction determines that the material assertions made by Executive as a basis for such proceeding were not made in good faith or were frivolous, in which case each party to the proceeding shall bear its own costs.

    SECTION 16. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

     SECTION 17. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon a single instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                 HILITE INDUSTRIES, INC.



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------


                                 HILITE INDUSTRIES AUTOMOTIVE, LP
                                 By:  HILITE INDUSTRIES (TEXAS), INC.,
                                         its General Partner



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------

                                    /s/ Arthur D. Johnson
                                    ----------------------------------
                                        Executive

                                                             Exhibit 10.7

                        CHANGE IN CONTROL RETENTION BONUS
                            AND EMPLOYMENT AGREEMENT



     THIS AGREEMENT is made as of December 18, 1998, by and between Hilite Industries, Inc., a Delaware corporation (the "Company") and Lineberger & Co., LLC, a Connecticut limited liability company ("Consultant").

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that, as is the case with publicly held corporations, the possibility of a change in control may exist and that such possibility and the uncertainty and questions it may raise among management, may result in the departure or distraction of management personnel to the detriment of the Company and its stockholders;

      WHEREAS, the Board has determined that appropriate steps should be taken to reinforce and encourage the continued attention and dedication of key management personnel, including Consultant, to their assigned duties without distraction in the face of potentially disturbing circumstances arising from any possible change in control of the Company;

       WHEREAS, the Company is relying on Consultant continuing relationship with the Company and/or the Partnership prior to any Change In Control (as hereinafter defined) and willingness to consult with the Company under certain conditions for a period of time after any Change In Control; and

      WHEREAS, the Board desires to pursue alternative strategies to improve shareholder value and the Company is relying on Consultant to assist in the presentation of the Company to potential buyers in addition to his current responsibilities.

       NOW THEREFORE, the parties hereto agree as follows:

       SECTION 1. TERM OF AGREEMENT. This Agreement shall be effective as of the date hereof and shall continue in effect through December 31, 2000; provided that on January 1, 2000 and each January 1st thereafter, the term of this Agreement shall automatically be extended for an additional year unless the Company or Consultant shall have given at least ninety (90) days' prior notice not to extend this Agreement or a Change In Control shall have occurred prior to such January 1; provided further that if a Change In Control shall have occurred during the term of this Agreement, this Agreement shall continue in effect for a period of not less than twenty-four (24) months beyond the date on which such Change In Control occurred. The termination of this Agreement, however, shall not affect any rights Consultant may have to payments that have accrued prior thereto.

      SECTION 2. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall occur when (and only when): (i) there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as in effect on the date hereof (the "1934 Act"); (ii) when any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the 1934 Act), other than the Company, any of its subsidiaries or an employee stock ownership trust of the Company, becomes a beneficial owner, directly or indirectly, of securities of the Company representing twenty-five (25%) percent or more of the securities having the right to vote on the election of directors ("voting securities") of the Company then outstanding;
(iii) during any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (ii), (iv), (v),
(vi) or (vii) of this Section 2) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who were either directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least seventy-five (75%) percent of the entire Board; (iv) when a majority of the directors elected at any annual or special meeting of stockholders (or by written consent in lieu of a meeting) are not individuals nominated by the Company's incumbent Board; (v) if the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the holders of voting securities of the Company outstanding immediately prior thereto being the holders of at least eighty (80%) percent of the voting securities of the surviving entity outstanding immediately after such merger or consolidation;
(vi) if the shareholders of the Company approve a plan of complete liquidation of the Company; or (vii) if the shareholders of the Company approve an agreement for the sale or disposition of all or substantially all of the Company's assets.

     SECTION 3. CHANGE IN CONTROL BONUS. Subject to the provisions below, upon the occurrence of a Change In Control under this Agreement, the Company shall pay Consultant in cash a bonus equal to 200% of Consultant's annual consulting fees from the Company (and any entity in which the Company directly or indirectly owns a majority of the voting interest) for the calendar year immediately preceding the year in which the Change In Control occurs, as reflected on Consultant's Form 10999 for such period (the "Base Amount"). Notwithstanding the foregoing, in no event may a bonus be paid hereunder unless in connection with a Change in Control, the price of the Company's Common Stock at the time of or in connection with the transaction giving rise to a Change in Control is equal to the lesser of (a) 15% above the closing bid price on Nasdaq (or other exchange as appropriate) of the Company's Common Stock on November 16, 1998 or (b) 15% above the "average market price" of the Company's Common Stock on the date of the approval by the Board of the Change in Control. For purposes hereof, the average market price shall mean the average of the closing bid prices of the Company's
Common Stock on Nasdaq (or other exchange as appropriate) for the 30 trading days immediately prior to the date which is 60 days immediately prior to the date of approval by the Board of the Change in Control.

       SECTION 4. RELATIONSHIP WITH THE COMPANY

a) From and after a Change In Control under this Agreement, the management agreement by and between the Company and Consultant is hereby amended to provide that Consultant shall continue to provide consulting services to the Company as a consultant at will. Except as otherwise provided in this Agreement, upon termination of such relationship following a Change In Control, Consultant shall have no further obligation to the Company and the Company shall have no further obligation to Consultant except to pay Consultant any unpaid amount which relates to any period before such termination of the consulting agreement.

b) Consultant covenants that upon a Change In Control under this Agreement for a period of one year after the termination of Consultant's consulting agreement with the Company, Consultant will not engage in or participate in any business whose product lines are in direct competition to the product lines of the Company. In consideration therefore, upon the occurrence of a Change In Control, the Company shall pay Consultant in cash an amount equal to 100% of the Base Amount.


      SECTION 5. REDUCTION IN PAYMENT. In the event that any payment hereunder would, in the opinion of the Company's independent accounting firm, if not reduced, cause an excise tax under Section 4999 of the Internal Revenue
Code of 1986, as amended on Consultant, the amount of such payment shall be reduced by the minimum amount, if any, that in the opinion of such accounting firm, is necessary to avoid such excise tax. The determination of the accounting firm shall be conclusive and binding on the parties.

     SECTION 6. MITIGATION. Consultant shall not be required to mitigate the amount of an payment provided for hereunder by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for hereunder be reduced by any compensation earned by Consultant as the result of employment by another employer or by retirement benefits.


      SECTION 7. NOTICES. All notices or other communications that are required or permitted hereunder shall be in writing deemed to have been given on the date delivered personally or on the date sent by certified or registered mail, overnight delivery or by facsimile transmission. Notice to the Company shall be given at the Company's then existing corporate headquarters and shall be directed to the Secretary (or such other location or person as the Company subsequently shall designate in writing to Consultant). Notice to Consultant shall be given at the address set forth on the signature page hereof (or such other address as Consultant subsequently shall designate in writing to the Company).

     SECTION 8. WAIVER. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waive or relinquishment of such right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

      SECTION 9. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision. In the event that any part of a covenant contained herein is determined by a court of law to be invalid, a judicially enforceable provision shall be substituted in its place,. Any covenant so modified shall be binding upon the parties and shall have the same force and effect as if originally set forth in this Agreement.

      SECTION 10. MODIFICATION. This Agreement may be amended only in writing, signed by each of the parties hereto.

      SECTION 11. HEADINGS. The headings in this Agreement are inserted for convenience only and are not to be considered a construction of the provisions thereof.

      SECTION 12. SUCCESSORS, BINDING AGREEMENT.

     (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, as the case may be, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this
Agreement by operation of law, or otherwise. Prior to a Change In Control, the term term "Company" shall also mean any affiliate of the Company to which Consultant may be transferred and the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement
and this Agreement shall be amended to so provide.   Following a Change
In Control the term "Company" shall not mean any affiliate of the Company to which Consultant may be transferred unless Consultant shall have previously approved of such transfer in writing, in which case the Company shall cause such successor employer to be considered the "Company" bound by the terms of this Agreement and this Agreement shall be amended to so provide.

      (b) This Agreement shall inure to the benefit of and be enforceable by Consultant's successors and permitted designs.

       SECTION 13. RESOLUTION OF DISPUTE, CHOICE OF FORM. Except as otherwise expressly provided herein, the parties agree that any dispute, controversy or claim arising out of or relating to this Agreement shall, at the election of Consultant, be resolved by final and binding arbitration, enforceable under the Federal Arbitration Act, administered by the American Arbitration Association under is Commercial Arbitration Rules, and judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. All such disputes, controversies or claims shall be determined by a panel or three arbitrators selected in accordance with the rules of the American Arbitration Association and the arbitration shall be conducted in the City of Dallas, State of Texas. In the event that within sixty (60) days after the Company or the Partnership commences litigation in connection with this Agreement Consultant commences an arbitration proceeding concerning the same issue or issues, the Company shall promptly terminate such litigation and submit to the jurisdiction of the arbitration proceeding to the extent that it involves such issue or issues. This Section shall survive the termination of this Agreement for any reason.

     SECTION 14. PAYMENT OF EXPENSES. In the event that any proceeding is brought by Consultant to enforce or interpret Consultant's rights hereunder, Consultant shall be entitled to be paid all expenses incurred by

Consultant with respect to such proceeding, unless as a part of such proceeding, the arbitration panel or court of competent jurisdiction determines that the material assertions made by Consultant as a basis for such proceeding were not made in good faith or were frivolous, in which case each party to the proceeding shall bear its own costs.

      SECTION 15. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to conflict of law provisions that would defer to the substantive laws of another jurisdiction.

     SECTION 16. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon a single instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                 HILITE INDUSTRIES, INC.



                                 By: /s/ Samuel M. Berry
                                    ----------------------------------


                                LINEBERGER & CO., LLC


                                 By: /s/ James E. Lineberger
                                    ----------------------------------